EXHIBIT 99.5


           UNCONDITIONAL GUARANTEE OF PAYMENT AND PERFORMANCE


     THIS UNCONDITIONAL GUARANTEE OF PAYMENT AND PERFORMANCE (this "Guarantee") is made and entered into as of this 30th day of June, 2000, by NetVoice Technologies Corporation, a Nevada corporation ("Parent"), in favor of World Access Telecommunications Group, Inc., an Illinois corporation ("WATG").

                            R E C I T A L S:
                             - - - - - - - -

     WHEREAS, Parent is the sole shareholder of NetVoice LP, a Texas limited partnership ("Netvoice");

     WHEREAS, Parent, Netvoice and WATG are parties to that certain Asset Purchase Agreement, dated as of even date herewith (the "Purchase
Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement);

     WHEREAS, Netvoice has made certain representations and warranties to, and certain covenants and agreements with, WATG as set forth in the Purchase Agreement, the Note, the Security Agreement and the Registration Rights Agreement (the Purchase Agreement, the Note, the Security Agreement and the Registration Rights Agreement being referred to as the "Operative Documents");

     WHEREAS, the transactions set forth in the Operative Documents will be of direct and indirect interest and advantage to Parent; and

     WHEREAS, pursuant to the terms of this Guarantee, Parent has agreed to Guarantee Netvoice's payment and performance under the Operative Documents.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent does hereby make the following guarantee to and agreements with WATG:

     1. GUARANTEE BY PARENT OF GUARANTEED OBLIGATIONS. Parent hereby absolutely and unconditionally guarantees the full and prompt payment and performance by Netvoice of all of its duties and obligations, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising under the Operative Documents (the "Guaranteed Obligations"). Accordingly, Parent hereby agrees that if any Guaranteed Obligation is not paid or performed by Netvoice as required by the applicable Operative Document, Parent shall fully and promptly pay or perform such Guaranteed Obligation as if Parent itself were a party to the applicable Operative Document in accordance with the terms and conditions of the applicable Operative Document. Further, WATG shall be entitled to enforce the full payment or performance (as the case may be) of any Guaranteed Obligation against Parent as if it were a party to the Operative Document containing such Guaranteed Obligation.

     Parent hereby acknowledges receipt of a correct and complete copy of the Operative Documents and consents to all of the terms and provisions thereof, hereby waives notice of every kind and description (including but not limited to notice of acceptance of this Guarantee, and notice of nonperformance or other default) with respect to the Operative

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Documents which may be required to be given by any statute or rule of law.
No delay or omission on the part of WATG in exercising any right under the Operative Documents or any other present or future agreement or instrument directly or indirectly relating thereto shall operate as a waiver or relinquishment of any of the rights of WATG hereunder or thereunder.

     Parent hereby waives recourse to all suretyship and guarantorship defenses generally and agrees that this Guarantee shall not be terminated, modified, affected or impaired, for any reason, including, without limitation, the following: (a) extensions of time, forebearances, waivers, and any other indulgences that may be granted to Netvoice or Parent under or related to the Guaranteed Obligations; (b) any modifications, amendments, alterations, extensions, or cancellations to or of the Operative Documents and any other documents and instruments executed and delivered, now or hereafter, in connection therewith, which modifications, amendments, alterations, extensions, or cancellations may be made without notice to or consent of Parent and shall upon completion be included in the Guaranteed Obligations; (c) any act or omission to act, by or on behalf of WATG or other person or party, including without limitation, any act or omission to act against Netvoice; (d) any waiver, release of collateral, indulgence or extension of time which WATG may grant respecting the Operative Documents or this Guarantee; (e) any enforcement of or failure to enforce any of the terms, covenants or conditions of the Operative Documents or this Guarantee; (f) the discharge of Netvoice in any creditors', receivership, bankruptcy or other proceedings or the rejection or disaffirmance of the Operative Documents in any such proceeding; (g) the elimination, impairment, limitation or modification of the liability of Netvoice or the estate of Netvoice in bankruptcy, or of any remedy for the enforcement of Netvoice's liability under the Operative Documents, resulting from the operation of any present or future provision of the U.S. Bankruptcy Code or other similar state or federal statute, rule or regulations, as amended, or from the decision of any court; or (h) any lack of notice to which Parent might be entitled.

     Parent hereby grants to WATG full power, in its uncontrolled discretion and without notice to Parent, to deal in any manner with the Guaranteed Obligations or to amend the Operative Documents with Netvoice. The obligations of Parent hereunder are primary, and WATG shall not be required to make any demand upon or pursue or exhaust any recourse or remedies which it may have against Netvoice or against any other persons or parties, but upon non-performance of or breach of any of the Guaranteed Obligations, WATG may immediately enforce payment or performance, or both, from Parent pursuant to this Guarantee.

     Parent hereby waives any right to exoneration and waives contribution from any cosurety and defers any right to reimbursement, indemnity, subrogation or contribution, or the like, from Netvoice arising from any payments made by Parent pursuant to the terms of this Guarantee, until all of the Guaranteed Obligations are duly paid and performed in full.

     Parent agrees to pay to WATG on demand all reasonable attorneys' fees and all other costs and expenses incurred by WATG in connection with the enforcement or collection of this Guarantee or a sum due hereunder.

     2. NO MODIFICATION OF GUARANTEED OBLIGATIONS. In no event shall this Guarantee be construed to expand, diminish, alter, amend or revise in any respect or in any manner whatsoever (i) the Guaranteed Obligations, or (ii) the terms and provisions of the Operative Documents.

     3. TERM OF GUARANTEE. This Guarantee shall be effective upon the execution hereof and shall continue in full force and effect, and be irrevocable by Parent, until the earlier to occur of (i) such time as the Guaranteed Obligations have been satisfied in full or expired in accordance with the terms of the Operative Documents, where applicable, or (ii) such time, if ever, as all of Netvoice's rights and obligations under the Operative Documents are assigned to and assumed by Parent. Notwithstanding the foregoing, no termination of this Guarantee shall relieve Parent of any of its obligations or liabilities under this Guarantee arising prior to the date of such termination.

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     4.  REPRESENTATIONS AND WARRANTIES OF CORPORATION.  Parent makes the following representations and warranties to WATG as of the date hereof:

          (a) Parent is a corporation duly organized and validly existing under the laws of the State of Nevada and is authorized to conduct its business under those laws.

          (b) Parent has the right, power, capacity and authority to enter into and deliver this Guarantee and to perform its obligations under this Guarantee. The execution, delivery and performance of this Guarantee have been approved by all requisite corporate action on the part of Parent, and, when executed and delivered pursuant hereto, this Guarantee will constitute a valid and binding obligation of Parent enforceable in accordance with its terms.

          (c) The execution and delivery by Parent of this Guarantee and its performance hereunder will not: (i) violate, conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under, any agreement, indenture, mortgage or lease to which Parent is a party or by which it or its properties are bound; (ii) constitute a violation by Parent of any law or governmental regulation applicable to Parent; (iii) violate any provision of the Articles of Incorporation or Bylaws of Parent; or
     (iv) violate any order, judgment, injunction or decree of any court, arbitrator or governmental body against or binding upon Parent.

          (d) No action of, or filing with, any governmental or public body is required by Parent to authorize, or is otherwise required in connection with, the execution and delivery by Parent of this Guarantee or, if required, the requisite filing has been accomplished and all necessary approvals obtained. No filing, consent or approval is required by virtue of the execution of this Guarantee by Parent or the consummation of any of the transactions contemplated herein by Parent to avoid the violation or breach of or default under any law, regulation, order, decree or award of any court or governmental agency, or any lease, agreement, contract, mortgage, note, license, or any other instrument to which Parent is a party or is subject.

          (e) No representations, warranties, assurances or statements by Parent in this Guarantee contain any untrue statement of material fact, or omit or will omit to state any fact necessary, in light of the circumstances under which such statements were made, in order to make the statements herein not misleading.

     5. NOTICE. All notices, demands and other communications hereunder shall be in writing and shall be delivered (i) in person, (ii) by United States mail, certified or registered, with return receipt requested, or
(iii) by national overnight courier (e.g., FedEx) as follows:

          If to WATG:         World Access Telecommunications Group, Inc.
                              c/o World Access, Inc.
                              945 East Paces Ferry Road
                              Suite 2200
                              Atlanta, Georgia 30326
                              Attention:  W. Tod Chmar

          with copy to:       Long Aldridge & Norman LLP
          (which shall not    303 Peachtree Street
          constitute notice)  Suite 5300
                              Atlanta, Georgia 30308
                              Attention:  H. Franklin Layson, Esq.

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          If to Parent:       Netvoice Technologies Corporation
                              13747 Mountfort Drive
                              Suite 250
                              Dallas, Texas 75240
                              Attention:  Jeff Rothell

          with copy to:       Locke Liddell & Sapp LLP
          (which shall not    2200 Ross Avenue
          constitute notice)  Suite 2200
                              Dallas, Texas 85201
                              Attention:  Jack E. Jacobsen, Esq.

     The persons or addresses to which mailings or deliveries shall be made may be changed from time to time by notice given pursuant to the provisions of this Section 4. Any notice, demand or other communication given pursuant to the provisions of this Section 4 shall be deemed to have been given on the earlier of the date actually delivered or four (4) days following the date deposited in the United States mail, properly addressed, postage prepaid, as the case may be.

     6. ENTIRE AGREEMENT. This Guarantee and the Operative Documents constitute the entire understanding of the parties with respect to the subject matter hereof.

     7. SUCCESSORS AND ASSIGNS. All terms and provisions of this Guarantee shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Guarantee and the rights, privileges, duties and obligations of the parties hereto may not be assigned or delegated by any party without the prior written consent of the other party, which may be withheld in the sole and
absolute discretion of such party.   Notwithstanding the foregoing, the
prior written consent of the other party shall not be required (a) for the assignment by any party of its rights and privileges hereunder to a person or entity controlling, controlled by or under common control with such party (it being understood that no such assignment shall relieve the assigning party of its duties or obligations hereunder), or (b) for the assignment and delegation by any party of its rights, privileges, duties and obligations hereunder to any person into or with which the assigning party shall merge or consolidate or to which the assigning party shall sell all or substantially all of its assets, provided that the assignee formally agrees in writing to assume all the rights and obligations of the assigning party created hereby and the assignor shall remain fully responsible for the obligations hereunder.

     8. AMENDMENTS AND WAIVERS. This Guarantee and any of the provisions hereof shall not be amended, modified or waived in any fashion except by an instrument in writing signed by the parties hereto. The waiver by a party of any breach of this Guarantee by another party shall not operate or be construed as the waiver of the same or another breach on a subsequent occasion, nor shall any delay in exercising any right, power or privilege hereunder constitute a waiver thereof.

     9. SEVERABILITY OF PROVISIONS. If any provision of this Guarantee, or the application of any such provision to any person or circumstance, is invalid or unenforceable, the remainder of this Guarantee, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected by such invalidity or unenforceability.

     10. GOVERNING LAW. This Guarantee is made and entered into under the laws of the State of Georgia, and the laws of that State applicable to agreements made and to be performed entirely therein (without giving effect to the principles of conflicts of laws thereof) shall govern the validity and

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interpretation hereof and the performance by parties hereto of their respective duties and obligations hereunder.

     11. COUNTERPARTS; DELIVERY. This Guarantee may be executed in any number of counterparts, all of which taken together shall constitute one instrument. The parties acknowledge that delivery of executed counterparts of this Guarantee may be effected by a facsimile transmission or other comparable means, with an original document to be delivered promptly thereafter via overnight courier.



                     (SIGNATURES ON FOLLOWING PAGE)









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     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guarantee, as of the date first above written.

                              "PARENT"

                              NETVOICE TECHNOLOGIES CORPORATION


                              By:   /s/ JEFF ROTHELL
                                 -----------------------------------------
                              Name: Jeff Rothell
                                   ---------------------------------------
                              Title: President and Chief Executive Officer
                                    --------------------------------------



                              "WATG"

                              WORLD ACCESS TELECOMMUNICATIONS GROUP, INC.


                              By:  /s/ MARK A. GERGEL
                                 ----------------------------------------
                              Name: Mark A. Gergel
                                   --------------------------------------
                              Title: Vice President
                                    -------------------------------------